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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 29, 2002

                           MAXXAM GROUP HOLDINGS INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-18723
                            (Commission File Number)

                                   76-0518669
                     (I.R.S. Employer Identification Number)

                           5847 SAN FELIPE, SUITE 2600
                                 HOUSTON, TEXAS
                    (Address of Principal Executive Offices)
                                      77057
                                   (Zip Code)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 5.  OTHER EVENTS.

         Attached as Exhibits 99.1 and 99.2 are press releases dated January 30,
2002 and issued by Kaiser Aluminum Corporation ("KAC"), an affiliate of the registrant, and MAXXAM Inc. ("MAXXAM"), the parent of the registrant, respectively, in connection with the deferral of the release of the 2001 fourth quarter earnings for both KAC and MAXXAM, and KAC's decision not to make an interest payment on a series of notes.

         In addition, effective January 29, 2002, KAC entered into a Waiver and
Consent Agreement with the financial institutions that are parties to KAC's
Credit Agreement dated as of February 15, 1994, as amended. The Waiver and
Consent Agreement is incorporated by reference as Exhibit 99.3 hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 31, 2002
                                          MAXXAM GROUP HOLDINGS INC.
                                               (Registrant)

                                      By:    /s/ Bernard L. Birkel
                                         ----------------------------
                                             Bernard L. Birkel
                                                Secretary

                                  EXHIBIT INDEX

Exhibit 99.1:   KAC Press Release dated January 30, 2002 (incorporated herein by reference to Exhibit 99.1 to KAC's Report on Form 8-K dated
                January 29, 2002 (the "Kaiser Form 8-K")

Exhibit 99.2:   MAXXAM's Press Release dated January 30, 2002 (incorporated herein by reference to Exhibit 99.2 of MAXXAM's Report on
                Form 8-K dated January 29, 2002)

Exhibit 99.3:   Waiver and Consent Agreement, dated as of January 29,
                2002, among KAC, the financial institutions party thereto, and
                Bank of America, N.A., as agent (incorporated herein by
                reference to Exhibit 99.2 to the Kaiser Form 8-K)